UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                              GENDER SCIENCES, INC.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


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

                                      LOGO


                                   -----------

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 22, 2003

To the Shareholders of Gender Sciences, Inc.:

         You are cordially invited to attend the 2003 Annual Meeting of Shareholders (the "2003 Annual Meeting") of Gender Sciences, Inc. (the "Company"), which will be held at the Company's executive offices, 10 West Forest Avenue, Englewood, New Jersey 07631, at 1:00 p.m. on Tuesday, April 22, 2003 for the purposes of considering and voting upon:

1. A proposal to elect seven directors to the Board of Directors of the Company (the "Board").

2. A proposal to approve the change of the Company's state of incorporation from New Jersey to Delaware (the "Reincorporation").

3. A proposal to approve the change of the Company's name, in conjunction with the Reincorporation, from Gender Sciences, Inc. to Medical Nutrition USA, Inc.

4. A proposal to approve a recapitalization of the Company, to be effected in conjunction with the Reincorporation, pursuant to which the Company will have 25,000,000 authorized shares, 20,000,000 of which will be common stock and 5,000,000 of which will be preferred stock.

5.       A proposal to approve the Company's 2003 Omnibus Equity Incentive Plan.

6. A proposal to ratify the appointment of Goldstein & Ganz P.C. as independent auditors of the Company for the fiscal year ending January 31, 2004.

         These matters are described more fully in the Proxy Statement accompanying this notice.

         The shareholders of the Company will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the shareholders at the 2003 Annual Meeting.

         The Board has fixed the close of business on March 20, 2003 as the record date (the "Record Date") for determining those shareholders who will be entitled to notice of and to vote at the 2003 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2003 Annual Meeting.

         Representation of at least a majority in voting interest of the common stock of the Company either in person or by proxy is required to constitute a quorum for purposes of voting on the proposals set forth above. Accordingly, it is important that your shares be represented at the 2003 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING, PLEASE COMPLETE, DATE AND

SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the 2003 Annual Meeting.

         Please read the accompanying proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                       By Order of the Board of Directors,

                                       /s/ EUGENE TERRY

                                       Eugene Terry
                                       Chairman




March 25, 2003
Englewood, New Jersey

               Shareholders Should Read the Entire Proxy Statement
                   Carefully Prior to Returning Their Proxies


                                   -----------

                                 PROXY STATEMENT
                                       FOR
                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              GENDER SCIENCES, INC.

                          To Be Held on April 22, 2003

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Gender Sciences, Inc. ("Gender Sciences" or the "Company") of proxies to be voted at the 2003 Annual Meeting of Shareholders (the "2003 Annual Meeting"), which will be held at 1:00 p.m. on April 22, 2003 at the Company's executive offices, 10 West Forest Avenue, Englewood, New Jersey 07631, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2003 Annual Meeting of Shareholders (the "Notice"). This Proxy Statement and the proxy are first being mailed to shareholders on or about March 25, 2003. The Company's 2003 Annual Report to Shareholders, which includes the Company's Annual Report for the year ended January 31, 2003 on Form 10-KSB, is being mailed to shareholders concurrently with this Proxy Statement. The 2003 Annual Report to Shareholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

                         VOTING RIGHTS AND SOLICITATION

         The close of business on March 20, 2003 was the record date (the "Record Date") for shareholders entitled to notice of and to vote at the 2003 Annual Meeting. As of the Record Date, the Company had 1,855,349 shares of common stock issued and outstanding. Unless otherwise indicated, all amounts of stock, stock options, warrants and per share data mentioned in this Proxy Statement reflect the 1-for-25 reverse stock split effected by the Company as of the close of business on February 7, 2003. All of the shares of the Company's common stock outstanding on the Record Date are entitled to vote at the 2003 Annual Meeting. Holders of the common stock of record entitled to vote at the 2003 Annual Meeting will have one vote for each share of common stock so held with regard to each matter to be voted upon by such shareholders.

         All votes will be tabulated by the inspector of elections appointed for the 2003 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         The holders of a majority in voting interest of the common stock outstanding and entitled to vote at the 2003 Annual Meeting will constitute a quorum for the transaction of business at the 2003 Annual Meeting.

         The voting interest of shares of the common stock represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the 2003 Annual Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the voting interest present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter and will not be counted as a vote cast on such matter.

         In voting with regard to the proposal to elect directors (Proposal 1), shareholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by Proposal 1 is governed by New Jersey law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with New Jersey law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

         In voting with regard to the proposal to approve the change of the Company's state of incorporation (Proposal 2), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 2 is governed by New Jersey law, and the minimum vote required is a majority of the total votes cast on the proposal, provided a quorum is present. As a result, in accordance with New Jersey law, abstentions and broker non-votes will not be counted and will have no effect.

         In voting with regard to the proposal to approve the change of the Company's name (Proposal 3), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 3 is governed by New Jersey law, and the minimum vote required is a majority of the total votes cast on each proposal, provided a quorum is present. As a result, in accordance with New Jersey law, abstentions and broker non-votes will not be counted and will have no effect.

         In voting with regard to the proposal to approve the Company's recapitalization (Proposal 4), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 4 is governed by New Jersey law, and the minimum vote required is a majority of the total votes cast on each proposal, provided a quorum is present. As a result, in accordance with New Jersey law, abstentions and broker non-votes will not be counted and will have no effect.

         In voting with regard to the proposal to approve the Company's 2003 Omnibus Equity Incentive Plan (Proposal 5), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 5 is governed by New Jersey law, and the minimum vote required is a majority of the total votes cast on the proposal, provided a quorum is present. As a result, in accordance with New Jersey law, abstentions and broker non-votes will not be counted and will have no effect.

         In voting with regard to the proposal to ratify the appointment of independent auditors (Proposal 6), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 6 is governed by New Jersey law, and the minimum vote required is a majority of the total votes cast on the proposal, provided a quorum is present. As a result, in accordance with New Jersey law, abstentions and broker non-votes will not be counted and will have no effect.

         Shares of the Company's common stock represented by proxies in the accompanying form which are properly executed and returned to the Company will be voted at the 2003 Annual Meeting in accordance with the shareholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. Management does not know of any matters to be presented at the 2003 Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the 2003 Annual Meeting, the proxyholders will vote on such matters in accordance with their best judgment.

         Any shareholder has the right to revoke his, her or its proxy at any time before it is voted at the 2003 Annual Meeting by giving written notice to the Secretary of the Company, and by executing and delivering to the Secretary a duly executed proxy bearing a later date, or by appearing at the 2003 Annual Meeting and voting in person.

         The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Company employees for no additional compensation. In addition, the Company has retained American Stock Transfer & Trust Co., its transfer agent, to assist in the solicitation of proxies. The Company will bear all reasonable solicitation fees and expenses of American Stock Transfer & Trust Co. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's common stock, and such persons may be reimbursed for their expenses.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Composition of Board
--------------------

         The Company's Bylaws provide that the Board will consist of not less than three directors. The Board currently consists of seven members, all of whom are elected by the holders of the common stock.

         The Company's directors are elected by the shareholders at each annual meeting of shareholders and will serve until their successors are elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of the current directors, the nominees for directors and executive officers of the Company, except that Arnold Gans, a current director, nominee for director and the Company's President, and Myra Gans, a current director, nominee for director and the Company's Executive Vice President and Secretary, are husband and wife.

         The proxyholders named on the proxy intend to vote all proxies received by them in the accompanying form FOR the election of the nominees listed below, unless instructions to the contrary are marked on the proxy. These nominees have been selected by the Board. All of the nominees are currently members of the Board. If elected, each nominee will serve until the annual meeting of shareholders to be held in 2004 or until his or her successor has been duly elected and qualified.

         In the event that a nominee is unable or declines to serve as a director at the time of the 2003 Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them for the nominees listed below, unless instructions are given to the contrary. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

         The following is certain information as of March 20, 2003 regarding the nominees for election as directors.

Nominees for Election as Directors
----------------------------------

         Name                     Position                                             Age
         ----                     --------                                             ---

         Eugene Terry             Chairman                                             64
         Francis Newman           Chief Executive Officer, Director                    54
         Arnold Gans              President, Director                                  68
         Myra Gans                Executive Vice President, Secretary, Director        65
         Lawrence Burstein        Director                                             60
         Andrew Horowitz          Director                                             41
         Richard Ullman           Director                                             61

Biographical Information Regarding Directors
--------------------------------------------

         Eugene Terry. Mr. Terry has been a director and the Chairman of the Company since May 2002. Prior to that, he served the Company in a consulting capacity beginning in December 2001. Mr. Terry is a principal of T.C. Solutions, a privately-held investment and financial services consulting firm. Since August 1995 he has been a director of ProxyMed, an electronic healthcare transaction processing services company. Until January 2001 he was a director of In-Home Health, a home health care company acquired by Manor Care, Inc. In 1980 Mr. Terry founded Bloodline, Inc., a New Jersey-based company engaged in the blood services business and served as Chairman of Bloodline until December 2000. In 1971 Mr. Terry founded Home Nutritional Support, Inc., one of the first companies established in the home infusion industry. Home Nutrition was sold to Healthdyne, Inc. in 1984. From 1970 to 1984 he was the President of Paramedical Specialties, a respiratory and durable medical equipment company serving New York, New Jersey and Pennsylvania. From 1962 until 1984 Mr. Terry served as President of Terry Drug and Surgical, a New Jersey based retail and hospital supply company.

         Francis Newman. Mr. Newman has been a director since November 2002 and Chief Executive Officer of the Company since March 2003. Mr. Newman is a private investor and advisor to health care and pharmaceutical companies. He has had a 30-year career in retail and pharmacy including having served as Chairman, President and CEO of Eckerd Corporation, one of the largest drug store chains in the United States, and President and CEO of F&M Distributors, Inc., a drug store chain. Mr. Newman is a director of Jabil Circuit, Inc., JoAnn Stores and Medical Technology Systems. He has served on the board of the National Association of Chain Drug Stores since 1993, including as its Chairman (1999-2000).

         Arnold Gans. Mr. Gans has been President and a director of the Company since its formation in 1981, and was Chief Executive Officer of the Company from such time to March 2003. Mr. Gans has been involved in the weight-control market for over 25 years. During the course of his career, Mr. Gans has been involved in the development, promotion and sale of numerous products. Prior to founding the Company in 1981, Mr. Gans was president of Control Drug, Inc., a private company engaged in the manufacture of nutritional protein supplements. Mr. Gans was granted patents in 1977, which he has assigned to the Company, for method-use manufacturing for certain nutritional formula processes relating to the use of certain foods to treat nutritional deficiency. Mr. Gans has served on the Board of Holy Name Hospital in Teaneck, New Jersey. He currently serves on the Alumni Board of Columbia University's School of Public Health and is Chairman of the Alumni Federation Scholarship Aid Committee. Mr. Gans is the husband of Myra Gans, the Company's Executive Vice President and Secretary.

         Myra Gans. Mrs. Gans has been Executive Vice President, Secretary and a director of the Company since 1982. Her responsibilities include managing the sales of many of the Company's products, as well as working in a close capacity with the Company's Chairman and consultants. Mrs. Gans has also worked extensively with clinicians and hospitals to integrate the Company's products and programs and to organize seminars and in-services. Mrs. Gans is the wife of Arnold Gans, the Company's President.

         Lawrence Burstein. Mr. Burstein has been a director of the Company since 1982. Since March 1996 has been President, a director and principal shareholder of Unity Venture Capital Associates Ltd., a private investment banking firm. Unity Venture Capital Associates Ltd. is a principal shareholder of the Company (See "Security Ownership of Certain Beneficial Owners and Management" later in this Proxy Statement for more information about Unity Venture Capital Associates Ltd.'s ownership of the Company's common stock). Mr. Burstein is a director of four other public companies, being respectively, CAS Medical Systems, Inc., a manufacturer and marketer of specially formulated medical foods, T-HQ, Inc., a developer of electronic game cartridges, Traffix, Inc., an Internet marketing company, and ID Systems, Inc., a manufacturer and marketer of systems to monitor physical assets.

         Andrew Horowitz. Mr. Horowitz has been a director of the Company since September 2002. He is the president of Partners Healthcare Pharmacy, a provider of services to the long-term care industry throughout New Jersey. In 1989 he left the practice of law to join Scotchwood Pharmacy. Scotchwood was subsequently acquired by The Multicare Companies. Mr. Horowitz remained in a management capacity until October 1998, when he founded Partners. In January 2000 he acquired Garden State Hospice, a provider of hospice services throughout New Jersey with its primary focus on providing care to patients residing in long-term care facilities. Garden State Hospice recently changed its name to Care Alternatives. In August 2000 he formed Solutions Healthcare, which is a JCAHO accredited infusion therapy company.

         Richard Ullman. Mr. Ullman has been a director since November 2002. Since 1979 Mr. Ullman has been the Chairman of National Vision Administrators, a third party administrator of vision claims, and Enpax, Inc. National Vision Administrators was formed as a division of National Prescription Administrators, Inc., a pharmacy benefit management company, which Mr. Ullman founded in 1978. National Prescription Administrators, Inc. was sold to Express Scripts Inc. in April 2002. Mr. Ullman has more than 25 years experience in the pharmacy benefits management industry.

                          BOARD MEETINGS AND COMMITTEES

         The Board held a total of nine meetings and acted by written consent five times during the 2003 fiscal year. The Board has an Audit Committee and a Compensation Committee.

         The Audit Committee operates under a written charter adopted by the Board on January 14, 2003. A copy of the Audit Committee Charter is attached as Exhibit A to this Proxy Statement. The Audit Committee's duties include responsibility for reviewing the Company's accounting practices and audit procedures. The Audit Committee, which consists of Lawrence Burstein and Andrew Horowitz, held two meetings during the 2003 fiscal year. All members of the Audit Committee meet the independence requirements of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. (See the "Report of Audit Committee" later in this Proxy Statement, which details the duties and performance of the Audit Committee.)

         The Compensation Committee recommends to the Board the compensation and benefits of the Company's executive officers, and has established and reviews general policies relating to compensation of the Company's employees. The Compensation Committee, which consists of Lawrence Burstein and Andrew Horowitz, held two meetings during the 2003 fiscal year.

         The Board does not have a nominating committee.

                              DIRECTOR COMPENSATION

         Directors of the Company who are not officers or employees receive, as compensation for their services as directors, including the committees on which they serve, (a) a grant, at the time of their election or appointment, of an option to purchase 12,000 shares of common stock, and (b) an annual grant of an option to purchase 5,000 shares of common stock.

Recommendation of the Board
---------------------------

         The Board unanimously recommends that shareholders vote FOR the election of each of the nominees identified above.

                                   PROPOSAL 2

                           APPROVAL OF REINCORPORATION

         The Board and management believe that it is essential for the Company to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation upon which the Board's and management's governance decisions can be based.

         For many years Delaware has followed a policy of encouraging corporations to incorporate in that state, and in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Both the Delaware legislature and courts have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. As a result, many corporations have chosen Delaware initially as their state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to the reincorporation the Company is proposing. The Board believes that the Company's shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

         Mechanics of Reincorporation
         ----------------------------

         The reincorporation will be accomplished as follows: (a) the Company will form a new Delaware corporation, which will be a wholly-owned subsidiary of the Company, (b) the Company will merge into the new Delaware corporation pursuant to an Agreement and Plan of Merger, and (c) following the merger, the Delaware corporation will be the surviving entity. A copy of the proposed Agreement and Plan of Merger is attached as Exhibit B to this Proxy Statement. Pursuant to the merger agreement, each outstanding share of the Company's common stock will automatically convert into one share of common stock of Medical Nutrition USA, Inc. upon the effective date of the merger. Each of the Company's shareholders will own shares in the surviving entity in the same amount and percentage as they held in the Company immediately before the reincorporation.

         Following the reincorporation, each stock certificate representing issued and outstanding shares of common stock will continue to represent the same number of shares of common stock of Medical Nutrition USA, Inc. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MEDICAL NUTRITION USA, INC. Shareholders may, however, exchange their certificates if they so choose. Shares of common stock converted into shares of Medical Nutrition USA, Inc.'s common stock will continue to trade on the OTC bulletin board exchange.

         If approved by the shareholders, it is anticipated that the reincorporation will become effective as soon as practicable following the 2003 Annual Meeting. The reincorporation, however, may be abandoned, either before or after shareholder approval, if circumstances arise that, in the opinion of the Board, make it advisable not to proceed.

         Consequences of the Reincorporation
         -----------------------------------

         The reincorporation will result only in a change in the Company's legal domicile and certain other changes of a legal nature that are described in this Proxy Statement. The reincorporation will not result in any change of the Company's business, management, fiscal year, assets or liabilities or location of the principal facilities. The following discussion provides an overview of how the reincorporation will affect certain matters.

         Name

         If the shareholders approve the proposed change of the Company's name (Proposal 3) the Company's name, effective upon the reincorporation, will be "Medical Nutrition USA, Inc." (See Proposal 4, "Approval of Name Change," later in this Proxy Statement for additional information on the proposed name change.).

         Authorized Stock

         If the shareholders approve the reincorporation and the recapitalization (Proposal 4), effective upon the reincorporation Medical Nutrition USA, Inc. will have 25,000,000 authorized shares, 20,000,000 of which are common stock and 5,000,000 of which are preferred stock. The board of directors of Medical Nutrition USA, Inc. will be entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. (See Proposal 4, "Approval of Recapitalization," later in this Proxy Statement for additional information on the proposed recapitalization.)

         Board of Directors

         Following the reincorporation, the Company's board of directors will continue to consist of the directors holding office prior to the reincorporation.

         Shareholder Rights

         Although the Charter and Bylaws of the Company and Medical Nutrition USA, Inc. are substantially similar, there are certain differences in these documents and under New Jersey law and Delaware law with respect to shareholder rights. See the section entitled "Differences in Charters and Bylaws of the Company and Medical Nutrition USA, Inc." for a discussion of some of these differences.

         Employee Benefits

         All of the Company's employee benefit and stock option plans will be assumed and continued by Medical Nutrition USA, Inc., and each option or right issued pursuant to stock plans will automatically be converted into an option or right to purchase the same number of shares of common stock of Medical Nutrition USA, Inc., at the same price per share, upon the same terms, and subject to the same conditions. The Company's other employee benefit arrangements will also be continued by Medical Nutrition USA, Inc. upon the same terms, and subject to the same conditions.

         U.S. Federal Income Tax Consequences

         The reincorporation is intended to be tax free to the Company and the Company's shareholders under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is expected that no gain or loss will be recognized by the holders of shares of the Company's common stock solely as a result of the reincorporation, and no gain or loss will be recognized by the Company or Medical Nutrition USA, Inc. Each former holder of shares of the Company's common stock will have the same tax basis in the Medical Nutrition USA, Inc. common stock received by such holder pursuant to the reincorporation as such holder has in the shares of the Company's common stock held by such holder at the effective time of the reincorporation. Each stockholder's holding period with respect to Medical Nutrition Inc.'s common stock will include the period during which such holder held the shares of the Company's common stock, so long as the latter were held by such holder as a capital asset at the effective time of the reincorporation. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the reincorporation.

         The Company believes no gain or loss should be recognized by the holders of outstanding options to purchase shares of common stock so long as (a) such options (i) were originally issued in connection with the performance of services by the optionee and (ii) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted and (b) the options to purchase Medical Nutrition Inc's common stock into which the Company's outstanding options will be converted in the reincorporation also lack a readily ascertainable value when issued. Notwithstanding the foregoing, optionees should consult their own tax advisors regarding the federal income tax consequences to them of the reincorporation as well as any consequences under the laws of any other jurisdiction.

         Accounting Consequences

         There will be no material accounting consequences for the Company resulting from the reincorporation.

         Differences in the Charters and Bylaws of the Company and Medical
         -----------------------------------------------------------------
Nutrition USA, Inc.
-------------------

         The Company's certificate of incorporation and bylaws are on file with the Securities and Exchange Commission and are available from the Company free of charge upon request. Medical Nutrition USA, Inc.'s certificate of incorporation and bylaws will be substantially in the forms attached to this Proxy Statement as Exhibit C and Exhibit D, respectively. The following discussion is only a summary of certain provisions and does not purport to be a complete description of such similarities and differences. The discussion is qualified in its entirety by reference to the respective corporation laws of New Jersey and Delaware and the full text of the corporate charters and bylaws of each of the constituent entities.

         Authorized Stock

         The Company's certificate of incorporation currently authorizes the Company to issue up to 70,000,000 shares of common stock, no par value. The certificate of incorporation of Medical Nutrition USA, Inc. provides that it will have 20,000,000 authorized shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. Medical Nutrition USA, Inc.'s certificate of incorporation provides that the board of directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock.

         Monetary Liability of Directors

         The Company's certificate of incorporation and the certificate of incorporation of Medical Nutrition USA, Inc. both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under applicable law.

         Power to Call Special Shareholder's Meetings

         The Company's bylaws provide that a special meeting of shareholders may be called by the Board, the Chairman of the Board, the President, and the holder or holders of not less than 25% of the outstanding shares entitled to vote at such special meeting. The bylaws of Medical Nutrition USA, Inc. provide that a special meeting of stockholders may be called by the board of directors, the Chairman of the Board, the Chief Executive Officer, and the holder or holders of not less than 50% of the outstanding shares entitled to vote at such special meeting.

         Cumulative Voting

         Neither the Company's bylaws nor the Medical Nutrition USA, Inc. bylaws provide for cumulative voting in the election of directors.

         Filing Vacancies on the Board of Directors

         The bylaws of the Company and the bylaws of Medical Nutrition USA, Inc. provide that any vacancy created may be filled by a majority of the board of directors.

         Significant Differences Between the Corporation Law of New Jersey and
         ---------------------------------------------------------------------
Delaware
--------

         In addition to the matters discussed above, Delaware law differs in many respects from New Jersey law. Certain differences that could materially affect the rights of shareholders are discussed below. The following is not an exhaustive description of all differences between the two states' laws.

         Stockholder Approval of Certain Business Combinations.

         In the last several years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult.

         Delaware. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or that owns, individually or with or through any of its affiliates or associates, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (a) prior to the date on which such stockholder became an interested stockholder the board of directors of the subject corporation approved either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (b) upon consummation of the transaction that made the person an interested stockholder, the interested stockholder owned at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether the shares held subject to the plan will be tendered in a tender or exchange offer); or (c) at or subsequent to the date such person or entity became an interested stockholder, the board approved the business combination and it is authorized at the Company's annual or special stockholder meeting by two-thirds of the outstanding voting stock not owned by the interested stockholder. A Delaware corporation may elect not to be governed Section 203. The Certificate of Incorporation of Medical Nutrition, Inc. contains such an election.

         New Jersey. Under Chapter 10A of the New Jersey Business Corporation Act, a New Jersey corporation is prohibited from engaging in a "business combination" with an "interested shareholder" for five years following the date such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or that owns, individually or with or through any of its affiliates or associates, 10% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The five-year moratorium imposed by Chapter 10A on business combinations does not apply if (a) the board of directors approves the business combination prior to the stock acquisition date of the interested shareholder: (b) the holders of two-thirds of the voting stock of the corporation not beneficially owned by the interested shareholder approve the business combination by affirmative vote at a meeting called for that purpose or (c) (i) in connection with the business combination, the shareholders of the corporation receive the higher of (1) the highest price paid for any shares of common stock of the corporation paid by the interested shareholder during the five years preceding the announcement date or the date the interested shareholder became such, whichever is higher, or (2) the market value of the resident domestic corporation's common stock on the announcement date or the interested shareholder's stock acquisition date, whichever yields a higher price, plus, in either case, interest compounded annually, (ii) the holders of stock other than common stock receive a similarly determined price, taking into account the highest preferential amount per share to which the holders of such shares are entitled if there is a liquidation, dissolution or winding up of the corporation, plus any preferential dividends to which they will be entitled that are not included in the preferential amount, (iii) the consideration to the shareholders is paid in cash or in the same form that the interested shareholder used to acquire the largest block of stock that he acquired, (iv) the holders of all outstanding stock not owned by the interested shareholder received the consideration required by the preceding paragraphs in the business combination, and (v) the interested shareholder did not, subject to certain exceptions, become the beneficial owner of any additional shares of stock of the corporation between his stock acquisition date and the date of consummation of the business combination.

         Classified Board of Directors

         A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. Both New Jersey and Delaware law permit, but do not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. Neither the Company's certificate of incorporation and bylaws nor the Medical Nutrition USA, Inc. certificate of incorporation and bylaws provide for a classified board. The adoption of a classified board of directors in the future by Medical Nutrition USA, Inc. will require stockholder approval.

         Removal of Directors

         Delaware. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. Unless the certificate of incorporation otherwise provides, in the case of a Delaware corporation whose board is classified, however, stockholders may effect such removal only for cause. In addition, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal will be sufficient to elect the director under cumulative voting rules.

         New Jersey. Under New Jersey law, directors may be removed, subject to certain qualifications, for cause or, unless otherwise provided in the certificate of incorporation, without cause by an affirmative vote of stockholders entitled to vote for the election of directors.

         Indemnification and Limitation of Liability

         New Jersey and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining directors.

         Delaware. Delaware Law permits a corporation to include a provision in its certificate of incorporation that limits or eliminates the personal liability of a director for monetary damages arising from breaches of his fiduciary duty to the corporation or its stockholders, subject to certain exceptions. The Medical Nutrition USA, Inc. certificate of incorporation will eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future to the extent such amendment permits broader indemnification. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or
(d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Medical Nutrition USA, Inc. or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         In effect, under Delaware law, a director of Medical Nutrition USA, Inc. could not be held liable for monetary damages to Medical Nutrition USA, Inc. or its stockholders for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to Medical Nutrition USA, Inc.

         New Jersey. New Jersey law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the company or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (a) in breach of the director's or officer's duty of loyalty to the corporation or its stockholders; (b) not in good faith or involving a knowing violation of law; or
(c) resulting in receipt by such person of an improper personal benefit. Under New Jersey law, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under New Jersey law, a director, officer, employee or agent may, in general, be indemnified by the Company if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under New Jersey law, corporations must indemnify a director to the extent the director had been successful on the merits or otherwise. The Company's certificate of incorporation requires the Company, to the extent permitted by law, to defend, indemnify and hold harmless its directors and officers.

         Inspection of Shareholder List

         Both New Jersey and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder.

         Dividends and Repurchases of Shares

         Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase will not impair the capital of the corporation.

         New Jersey. New Jersey law prohibits a corporation from paying a dividend to its shareholders if, after giving effect to such dividend, the corporation will be unable to pay its debts as they become due in the usual course of business or the corporation's total assets will be less than its total liabilities. New Jersey law prohibits a corporation from repurchasing or redeeming its shares if (a) after giving effect to the repurchase or redemption, the corporation will be unable to pay its debts as they become due in the usual course of business or the corporation's total assets will be less than its total liabilities; (b) after giving effect to the repurchase or redemption, the corporation will have no equity outstanding; (c) the redemption or repurchase price exceeded that specified in the securities acquired; or (d) the repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation.

         To date, the Company has not paid any cash dividends on its outstanding common stock, and the Company does not anticipate doing so in the foreseeable future.

         Shareholder Voting

         In the context of a proposed acquisition, both Delaware and New Jersey law generally require that a majority of the shareholders of both the acquiring and the target corporation approve a statutory merger. In addition, both Delaware and New Jersey law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

         Delaware. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         New Jersey. New Jersey law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of "voting shares" outstanding immediately after the merger, plus the number of voting shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of "participating shares" outstanding immediately after the merger, plus the number of participating shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the total number of participating shares of the suriving corporaiton outstanding immediately before the merger.

         Appraisal Rights

         Under both New Jersey and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she will otherwise receive in the transaction.

         Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or
(c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

         New Jersey. Under New Jersey law, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in a merger, consolidation or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business. However, appraisal rights are not provided, unless the certificate of incorporation provides otherwise, when (a) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or stockholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders or (b) no vote of the corporation's shareholders is required for the proposed transaction.

         Dissolution

         Delaware. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a

Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Medical Nutrition USA, Inc.'s certificate of incorporation does not contain a supermajority voting requirement.

         New Jersey. Under New Jersey law, a corporation may be dissolved voluntarily by (a) the written consent of all its shareholders or (b) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of stockholders at which meeting the resolution is adopted by a majority of the outstanding shares of the corporation's stock entitled to vote.

         Interested Director Transactions

         Under both New Jersey and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under New Jersey and Delaware law.

         Shareholder Derivative Suits

         Under both New Jersey and Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if such shareholder's stock thereafter devolved upon such shareholder by operation of law from a person who was a holder at such time. New Jersey law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring a plaintiff shareholder who does not satisfy certain requirements to furnish security. Delaware does not have a similar security requirement.

         Recommendation of the Board
         ---------------------------

         The Board unanimously recommends that shareholders vote FOR the proposal to approve the Company's reincorporation from New Jersey to Delaware.

                                   PROPOSAL 3

                             APPROVAL OF NAME CHANGE

         In conjunction with the reincorporation, the Board has approved the proposed change to the name of the Company from "Gender Sciences, Inc." to "Medical Nutrition USA, Inc." In connection with effecting the reincorporation, the Company will file a certificate of incorporation changing the Company's name. The certificate of incorporation of Medical Nutrition USA, Inc. will be substantially in the form attached to this Proxy Statement as Exhibit C. The Company's name, Gender Sciences, Inc., was selected to reflect the Company's historical business strategy. The Board believes that the name "Medical Nutrition USA, Inc." better reflects the Company's current business plan to develop and distribute products for the anti-aging, weight loss, and elder care markets.

         Recommendation of the Board
         ---------------------------

         The Board unanimously recommends that shareholders vote FOR the proposal to approve the change of the Company's name from "Gender Sciences, Inc." to "Medical Nutrition USA, Inc."

                                   PROPOSAL 4

                          APPROVAL OF RECAPITALIZATION

         In conjunction with the reincorporation, the Board has approved a recapitalization of the Company pursuant to which the Company will have 25,000,000 authorized shares, 20,000,000 of which are common stock and 5,000,000 of which are preferred stock. The Board will have the power to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. In connection with effecting the reincorporation, the Company will file a certificate of incorporation providing for the capitalization described above. The certificate of incorporation of Medical Nutrition USA, Inc. will be substantially in the form attached to this Proxy Statement as Exhibit C. The Board believes that the creation of the preferred stock in the manner proposed will provide the Company with greater flexibility in meeting future capital requirements by creating one or more series of preferred stock customized to meet the needs of particular transactions and then-prevailing market conditions. Series of preferred stock will also be available for issuance from time to time for any other proper corporate purposes, including, without limitation, joint ventures, acquisitions or issuances in public or private offerings.

         Recommendation of the Board
         ---------------------------

         The Board unanimously recommends that shareholders vote FOR the proposal to approve the Company's recapitalization pursuant to which it will have 25,000,000 authorized shares, 20,000,000 of which are common stock and 5,000,000 of which are preferred stock.

                                   PROPOSAL 5

          APPROVAL OF THE COMPANY'S 2003 OMNIBUS EQUITY INCENTIVE PLAN

         Subject to the approval of the shareholders, the Board adopted the Company's 2003 Omnibus Equity Incentive Plan (the "2003 Equity Incentive Plan") in March 2003. The purpose of the 2003 Equity Incentive Plan is to provide an additional means to attract, motivate, reward and retain key personnel. The 2003 Equity Incentive Plan is attached to this Proxy Statement as Exhibit E. The 2003 Equity Incentive Plan gives the administrator the authority to grant different types of stock incentive awards and to select participants. The Company's employees, officers, directors and consultants may be selected to receive awards under the 2003 Equity Incentive Plan.

         Share Limits. A maximum of 1,000,000 shares of the Company's common stock may be issued under the 2003 Equity Incentive Plan. The number of shares subject to an award and the total number of shares that may be issued under the 2003 Equity Incentive Plan are subject to adjustment for certain changes in the Company's capital structure, reorganizations and other extraordinary events. Shares subject to awards that are not paid or exercised before they expire or are terminated are available for future grants under the 2003 Equity Incentive Plan. Additionally, as of January 1 of each year, commencing with the year 2004, the aggregate number of shares of the Company's common stock that may be issued under the 2003 Equity Incentive Plan will automatically increase by 250,000 shares.

         Awards. Awards under the 2003 Equity Incentive Plan may be in the form of: (a) incentive stock options; (b) non-qualified stock options; (c) stock appreciation rights; (d) restricted stock; or (e) stock units. Awards may be granted individually or in combination with other awards. Certain types of stock-based performance awards under the 2003 Equity Incentive Plan will depend upon the extent to which performance goals set by the administrator are met during the performance period. Awards under the 2003 Equity Incentive Plan generally will be nontransferable, subject to exceptions such as a transfer to a family member or to a trust, as authorized by the administrator. Non-qualified stock options and other awards may be granted at prices below the fair market value of the common stock on the date of grant. However, non-qualified stock options may not be granted at prices below 85% of the fair market value on the date of grant. Restricted stock awards can be issued for nominal or the minimum lawful consideration. Incentive stock options must have an exercise price that is at least equal to the fair market value of the common stock, or 110% of fair market value of the common stock for any owner of more than 10% of the Company's common stock, on the date of grant. These and other awards may also be issued solely or in part for services.

         Administration. The 2003 Equity Incentive Plan will be administered by the Compensation Committee of the Board. Under the 2003 Equity Incentive Plan, the administrator has broad authority to: (a) designate recipients of awards;
(b) determine or modify, subject to any required consent, the terms and provisions of awards, including the price, vesting provisions, terms of exercise and expiration dates; (c) approve the form of award agreements; (d) determine specific objectives and performance criteria with respect to performance awards;

(e) reprice, accelerate and extend the exercisability or term, and establish the events of termination or reversion of outstanding awards; and (f) construe and interpret the 2003 Equity Incentive Plan.

         Automatic Option Grants. Under the 2003 Equity Incentive Plan each non-employee director will automatically be granted, at the time of initial election or appointment, a non-qualified stock option to purchase 12,000 shares of common stock ("Initial Grant"). A non-employee director who has previously been an employee of the Company is not eligible to receive an Initial Grant. Each Initial Grant will be exercisable in 4 equal annual installments upon the optionee's completion of each year of Board service over the 4 year period commencing on the date of grant.

         On the date of each annual meeting of stockholders beginning with the 2003 annual meeting, each individual who continues to serve as a non-employee director will receive an option to purchase 5,000 shares of common stock ("Annual Grant"). A non-employee director who has previously been an employee of the Company is eligible to receive an Annual Grant. Each Annual Grant will be exercisable in full on the first anniversary of the date of grant.

         The exercise price of all non-qualified stock options granted to non-employee directors will be equal to 100% of the fair market value of a common share on the date of grant.

         Change of Control. Upon a change of control event, any award will become immediately vested and/or exercisable, unless the administrator determines to the contrary. Generally speaking, a change of control event will be triggered under the 2003 Equity Incentive Plan: (a) in connection with certain mergers or consolidations of the Company with or into another entity where the Company's shareholders before the transaction own less than 50% of the surviving entity; (b) if a majority of the Board changes over a period of two years or less; (c) upon a sale of all or substantially all of the Company's assets; or (d) upon any transaction that results in a person being the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. The administrator of the 2003 Equity Incentive Plan may also provide for alternative settlements of awards, the assumption or substitution of awards or other adjustments of awards in connection with a change of control or other reorganization of the Company.

         Plan Amendment, Termination and Term. The Board may amend, suspend or discontinue the 2003 Equity Incentive Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant. Plan amendments will generally not be submitted to shareholders for their approval unless such approval is required by applicable law. The 2003 Equity Incentive Plan will remain in existence as to all outstanding awards until such awards are exercised or terminated. The maximum term of options, stock appreciation rights and other rights to acquire common stock under the 2003 Equity Incentive Plan is ten years after the initial date of award, subject to provisions for further deferred payment in certain circumstances. No award can be granted ten years after adoption of the 2003 Equity Incentive Plan by the Board.

         Payment for Shares. The exercise price of options or other awards may generally be paid in cash. Subject to any applicable limits, the Company may finance or offset shares to cover any minimum withholding taxes due in connection with an award.

         Federal Tax Consequences. Generally, awards under the 2003 Equity Incentive Plan that are includable in the income of the recipient at the time of exercise, vesting or payment, such as non-qualified stock options, stock appreciation rights and restricted stock awards, are deductible by the Company, and awards that are not required to be included in the income of the recipient, such as incentive stock options, are not deductible by the Company. Generally speaking, Section 162(m) of the Code provides that a public company may not deduct compensation, except for compensation that is commission or performance-based paid to its chief executive officer or to any of its four other highest compensated officers to the extent that the compensation paid to such person exceeds $1,000,000 in a tax year. In addition, the Company may not be able to deduct certain compensation attributable to the acceleration of payment and/or vesting of awards in connection with a change in control event should that compensation exceed certain threshold limits under Section 280G of the Code.

         Non-Exclusive Plan. The 2003 Equity Incentive Plan is not exclusive. The Company may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

         Recommendation of the Board
         ---------------------------

         The Board unanimously recommends that shareholders vote FOR the proposal to approve the Company's 2003 Omnibus Equity Incentive Plan.

                                   PROPOSAL 6

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has appointed the firm of Goldstein & Ganz P.C., 98 Cuttermill Road Great Neck, NY 11021, to act as independent public accountants of the Company for the fiscal year ending January 31, 2004, and has directed that such appointment be submitted to the shareholders of the Company for ratification at the 2003 Annual Meeting. Goldstein & Ganz P.C. is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Goldstein & Ganz P.C., the Board will reconsider the appointment. Representatives of Goldstein & Ganz P.C. will be present at the 2003 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders. Goldstein & Ganz P.C. has acted as independent public accountants of the Company for the fiscal years ended January 31, 2000, January 31, 2001, January 31, 2002 and January 31, 2003.

Audit Fees
----------

         Fees for the annual audit, including quarterly reviews, for the 2003 fiscal year were approximately $21,125.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

         The Company has not retained Goldstein & Ganz P.C. to perform services in connection with (a) operating or supervising the operation of the Company's financial information system or managing the Company's local area network, or
(b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All Other Fees
--------------

         Other fees for non-audit and non-tax related services for the most recently ended fiscal year were $4,625. The Audit Committee of the Board does not believe that these additional fees impair in any way the auditor's independence.

Recommendation of the Board
---------------------------

         The Board unanimously recommends that shareholders vote FOR the proposal to ratify the appointment of Goldstein & Ganz P.C. as independent public accountants of the Company for the fiscal year ending January 31, 2004.

                                   MANAGEMENT

         The following sets forth the names, ages and positions of the Company's executive officers as of March 20, 2003:

         Name                  Position                                                Age
         ----                  --------                                                ---

         Eugene Terry          Chairman                                                64
         Francis Newman        Chief Executive Officer and Director                    54
         Arnold Gans           President and Director                                  68
         Myra Gans             Executive Vice President, Secretary and Director        65

Background
----------

         Eugene Terry. Mr. Terry has been Chairman of the company since May 2002. "Proposal 1--Election of Directors" for additional biographical information on Mr. Terry.

         Francis Newman. Mr. Newman has been Chief Executive Officer since March 2003 and a Director of the Company since November 2002. See, "Proposal 1--Election of Directors" for additional biographical information on Mr. Newman.

         Arnold Gans. Mr. Gans has been President and a Director of the Company since its inception in 1981. See, "Proposal 1--Election of Directors" for additional biographical information on Mr. Gans.

         Myra Gans. Mrs. Gans has been Executive Vice President, Secretary and a Director of the Company since 1982. See, "Proposal 1--Election of Directors" for additional biographical information on Mrs. Gans.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of March 20, 2003 by: (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's common stock; (ii) each of the Company's directors; (iii) the Chief Executive Officer of the Company and each of the four other most highly-compensated executive officers of the Company serving as such as of the end of the last fiscal year whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities to the Company and its subsidiaries (such individuals are hereafter referred to as the "Named Executive Officers"); and (iv) all of the Company's directors and Named Executive Officers as a group:

                                                                Shares of
                                                              Common Stock
                                                           Beneficially Owned
Name and Address of Beneficial Owner(1)                          Number         Percent(2)
---------------------------------------                          ------         ----------

Eugene Terry ...........................................       251,197(3)          12.2%

Francis Newman .........................................       342,000(4)          17.6%

Arnold Gans ............................................       376,796(5)          17.3%

Myra Gans ..............................................       376,796(6)          17.3%

Lawrence Burstein ......................................       333,324(7)          16.2%

Andrew Horowitz ........................................        62,000(8)           3.3%

Richard Ullman .........................................       652,000(9)          26.0%

Unity Venture Capital Associates Ltd. ..................       260,281(10)         12.8%

Alan Gaines ............................................       161,529(11)          8.7%

The Ullman Family Partnership ..........................       640,000(12)         25.6%

Bruce Schonbraun .......................................       100,000              5.4%

Richard Schoninger .....................................       100,000              5.4%

All directors and Named Executive Officers as a group
   (7 persons) .........................................     2,017,317(13)         60.4%

----------

(1) Unless otherwise noted, the address for each person is c/o Gender Sciences, Inc., 10 West Forest Avenue, Englewood, New Jersey 07631.

(2) Percentage ownership is based on 1,855,349 shares of common stock outstanding on March 20, 2003. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Consists of 50,000 shares of common stock held by Mr. Terry personally, and options to purchase 201,197 shares of common stock which are immediately exercisable by Mr. Terry.

(4) Consists of 250,000 shares of common stock held by Mr. Newman personally, which are subject to a right of the Company to repurchase such shares under certain conditions, an option to purchase 12,000 shares of common stock which are immediately exercisable by Mr. Newman, 40,000 shares of common stock issuable to Mr. Newman upon the conversion of a convertible promissory note which is immediately convertible, and 40,000 shares of common stock issuable to Mr. Newman upon the exercise of a warrant to purchase common stock, which warrant is immediately exercisable by Mr. Newman. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant).

(5) Consists of 54,993 shares of common stock held by Mr. Gans and Mrs. Gans personally, and options to purchase 321,803 shares of common stock which are immediately exercisable by Mr. Gans and Mrs. Gans. Mr. Gans and Mrs. Gans are husband and wife.

(6) Consists of 54,993 shares of common stock held by Mrs. Gans and Mr. Gans personally, and options to purchase 321,803 shares of common stock which are immediately exercisable by Mrs. Gans and Mr. Gans. Mr. Gans and Mrs. Gans are husband and wife.

(7) Consists of 36,043 shares of common stock held by Mr. Burstein personally, and options to purchase 37,000 shares of common stock which is immediately exercisable by Mr. Burstein. Mr. Burstein is president, a director and the principal shareholder of Unity Venture Capital Associates Ltd. ("Unity"), and is deemed to be the beneficial owner of the shares and options held by Unity.

(8) Consists of an option to purchase 12,000 shares of common stock which is immediately exercisable by Mr. Horowitz, and 50,000 shares of common stock held by Grand Slam, LLC. Mr. Horowitz is the managing member of Grand Slam, LLC.

(9) Consists of an option to purchase 12,000 shares of common stock which is immediately exercisable by Mr. Ullman. Mr. Ullman is a partner in The Ullman Family Partnership, and is deemed to be the beneficial owner of the shares of common stock issuable to The Ullman Family Partnership.

(10) Consists of 89,700 shares held by Unity, an option to purchase 36,000 shares of common stock which is immediately exercisable by Unity, and 134,581 shares of common stock issuable to Unity in connection with the conversion of a loan, which loan is convertible within sixty days of March 20, 2003. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the loan).

(11) Consists of 149,529 shares held by Mr. Gaines personally, and an option to purchase 12,000 shares of common stock which is immediately exercisable by Mr. Gaines.

(12) Consists of 320,000 shares of common stock issuable to The Ullman Family Partnership upon the conversion of a convertible promissory note which is immediately convertible, and 320,000 shares of common stock issuable to The Ullman Family Partnership upon the exercise of a warrant to purchase common stock, which warrant is immediately exercisable by The Ullman Family Partnership. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant)

(13) Consists of 530,736 shares of common stock issued and outstanding as of March 20, 2003 and 1,486,581 shares of common stock issuable within sixty days of March 20, 2003.


                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain information regarding the compensation earned during the last three fiscal years by the Named Executive
Officers:

                                        Summary Compensation Table

                                                                           Long-Term
                                           Annual Compensation(1)        Compensation
                                           ----------------------        ------------
                                                                   Restricted   Securities
                                                                     Stock      Underlying      All Other
Name and Principal Position               Year    Salary    Bonus   Award(s)      Options      Compensation
---------------------------               ----    ------    -----   --------      -------      ------------

Arnold Gans............................   2003   $127,384      --         --      239,303(2)             --
Chief Executive Officer, President        2002   $129,230      --         --           --                --
                                          2001   $156,923      --         --           --                --

----------

(1) Excludes perquisites and other personal benefits, securities or property which aggregate the lesser of $50,000 or 10% of the total of annual salary and bonus.

(2) Consists of options to purchase 239,303 shares of common stock issued to Mr. Gans and Mrs. Gans. Mr. Gans and Mrs. Gans are husband and wife.


                        Option Grants in Last Fiscal Year

         The following table sets forth information concerning the stock option grants made to each of the Named Executive Officers during the 2003 fiscal year. No stock appreciation rights were granted to any of the Named Executive Officers during the 2003 fiscal year.

                                  Individual Grants
                                  -----------------

                               Number of      Percent of
                               Securities   Total Options
                               Underlying     Granted to    Exercise or
                                Options      Employees in   Base Price    Expiration
Name                            Granted      Fiscal 2003     Per Share       Date
----                            -------      -----------     ---------       ----

Arnold Gans.................    41,000(1)        9.1%           $1.25      01/14/13
Arnold Gans.................   198,803(2)       43.9%           $0.50      04/02/12

----------

(1) Consists of an option to purchase 41,000 shares of common stock issued to Mr. and Mrs. Gans. Mr. and Mrs. Gans are husband and wife.

(2) Consists of an option to purchase 198,803 shares of common stock issued to Mr. and Mrs. Gans. Mr. and Mrs. Gans are husband and wife.


         Fiscal Year-End Option Values

         No options were exercised by any Named Executive Officers during the 2003 fiscal year. No stock appreciation rights were exercised by any of the Named Executive Officers during the 2003 fiscal year. The following table sets forth the number of shares of the Company's common stock subject to exercisable and unexercisable stock options which the Named Executive Officers held at the end of the 2003 fiscal year.

                                                Number of Securities         Value of Unexercised
                                               Underlying Unexercised        In-the-Money Options
                                             Options at Fiscal Year-End     at Fiscal Year-End(1)
                                             --------------------------     ---------------------

                                                               Non-                         Non-
Name                                         Exercisable   Exercisable    Exercisable   Exercisable
----                                         -----------   -----------    -----------   -----------
Arnold Gans...............................    321,803(2)            --    $   914,159            --

----------

(1) Calculated by determining the difference between the fair market value of the Company's common stock as of January 24, 2003, the last full trading day of the Company's common stock before the end of the fiscal year, and the exercise price of the option.

(2) Consists of options to purchase 321,803 shares of common stock exercisable by Mr. and Mrs. Gans. Mr. and Mrs. Gans are husband and wife.

                              Employment Agreements

         In January 2003, the Company entered into a three-year employment agreement with Mr. Gans pursuant to which he serves as the Company's President. The agreement provides for an initial base salary of $144,000 per year, which may be increased to $160,000 on July 1, 2003 based upon review and the continued progress of the Company. In addition, the base salary may be increased by up to 10% per year, in the discretion of the Board. Mr. Gans is eligible to receive a bonus in an amount up to 100% of his then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves agreed upon targets.

         If Mr. Gans' employment is terminated by the Company without cause, by Mr. Gans for good reason or in connection with a change in control, he will be entitled to receive all accrued salary and bonuses through the date of termination, plus a lump sum severance payment equal to his salary for the remainder of the term of his employment agreement, plus a continuation of all benefit coverages for a period of one year. In addition, upon any such termination event, all stock options then held by Mr. Gans will accelerate and become immediately exercisable, and any restrictions on restricted stock held by Mr. Gans will lapse.

                             Employee Benefit Plans

         Long-Term Incentive Stock Plan
         ------------------------------

         The Company's 2000 Long-Term Incentive Stock Plan (the "2000 Stock Plan") is intended to provide participants with stock-based incentive compensation that is not subject to the deduction limits under Section 162(m) of the Code (which limits are discussed in greater detail below under "Federal Tax Consequences").

         Administration. The 2000 Stock Plan is administered by the Compensation Committee of the Board. Subject to the express provisions of the 2000 Stock Plan, the administrator has broad authority to administer and interpret the 2000 Stock Plan as it deems necessary and appropriate. This authority includes, but is not limited to, selecting award recipients, establishing award terms and conditions, adopting procedures and regulations governing awards, and making all other determinations necessary or advisable for the administration of the 2000 Stock Plan.

         Available Shares. As of January 31, 2003, all 240,000 shares of common stock authorized for issuance under the 2000 Stock Plan had been issued.

         Change of Control. Upon a change of control event, any award will become immediately vested and/or exercisable, unless the administrator determines to the contrary. Generally speaking, a change of control event will be triggered under the 2000 Stock Plan: (a) in connection with certain mergers or consolidations of the Company with or into another entity where the Company's shareholders before the transaction own less than 50% of the surviving entity;
(b) if a majority of the Board changes over a period of two years or less; or
(c) upon a sale of all or substantially all of the Company's assets if a change in ownership of more than 50% of the Company's outstanding voting securities occurs. The administrator of the 2000 Stock Plan may also provide for alternative settlements of awards, the assumption or substitution of awards or other adjustments of awards in connection with a change of control or other reorganization of the Company.

         Plan Amendment, Termination and Term. The Board may amend, suspend or discontinue the 2000 Stock Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant. Plan amendments will generally not be submitted to shareholders for their approval unless such approval is required by applicable law. The 2000 Stock Plan will remain in existence as to all outstanding awards until such awards are exercised or terminated. The maximum term of options, stock appreciation rights and other rights to acquire common stock under the 2000 Stock Plan is ten years after the initial date of award, subject to provisions for further deferred payment in certain circumstances. No award can be granted ten years after adoption of the 2000 Stock Plan by the Board.

         Awards. Awards under the 2000 Stock Plan may be in the form of: (a) incentive stock options; (b) non-qualified stock options; (c) stock appreciation rights; or (d) restricted stock. Awards may be granted individually or in combination with other awards. Certain types of stock-based performance awards under the 2000 Stock Plan will depend upon the extent to which performance goals set by the administrator are met during the performance period. Awards under the 2000 Stock Plan generally will be nontransferable, subject to exceptions such as a transfer to a family member or to a trust, as authorized by the administrator. Non-qualified stock options and other awards may be granted at prices below the fair market value of the common stock on the date of grant. However, non-qualified stock options may not be granted at prices below 85% of the fair market value on the date of grant. Restricted stock awards can be issued for nominal or the minimum lawful consideration. Incentive stock options must have an exercise price that is at least equal to the fair market value of the common stock, or 110% of fair market value of the common stock for any owner of more than 10% of the Company's common stock, on the date of grant. These and other awards may also be issued solely or in part for services.

         Federal Tax Consequences. Generally, awards under the 2000 Stock Plan that are includable in the income of the recipient at the time of exercise, vesting or payment, such as non-qualified stock options, stock appreciation rights and restricted stock awards, are deductible by the Company, and awards that are not required to be included in the income of the recipient, such as incentive stock options, are not deductible by the Company. Generally speaking,
Section 162(m) of the Code provides that a public company may not deduct compensation, except for compensation that is commission or performance-based paid to its chief executive officer or to any of its four other highest compensated officers to the extent that the compensation paid to such person exceeds $1,000,000 in a tax year. In addition, the Company may not be able to deduct certain compensation attributable to the acceleration of payment and/or vesting of awards in connection with a change in control event should that compensation exceed certain threshold limits under Section 280G of the Code.

         Non-Exclusive Plan. The 2000 Stock Plan is not exclusive. The Company may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

         Bonus Plan
         ----------

         In January 2003 the Board adopted the Company's Bonus Plan (the "Bonus Plan") to promote the interests of the Company by creating an incentive program to (a) attract and retain employees who will strive for excellence and (b) motivate those individuals to set and achieve above-average objectives by providing them with rewards for contributions to the operating profits and earning power of the Company.

         Administration. The Compensation Committee of the Board administers the Bonus Plan and adopts rules and regulations to implement the Bonus Plan. Decisions of the administrator will be final and binding on all parties who have an interest in the Plan.

         Participants. An individual is eligible to participate in the Bonus Plan if he or she has been an employee of the Company for a period of not less than 12 consecutive months at the close of the fiscal year for which a bonus is payable under the Bonus Plan.

         Bonus Awards. The aggregate bonus pool for a fiscal year will not exceed 10% of the Company's consolidated operating income (as defined in the Bonus Plan) for such fiscal year, and the actual amount will be determined by the administrator in its sole discretion. The aggregate bonus pool so determined will be allocated among the eligible employees in amounts determined by the administrator upon the satisfaction of one or more performance requirements determined in advance by the administrator. Such performance requirements may include the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the administrator. The Company's independent auditors will determine such performance. Such target will be identified by the administrator not later than the 90th day of such period. No eligible employee will earn any portion of a bonus award under the Bonus Plan until the last day of the Company's fiscal year and only if there has been a bonus allocation to such employee. If an eligible employee receives no allocation, then such employee will not be entitled to any bonus under the Bonus Plan. If an employee ceases to be employed by either the Company or one or more of its subsidiaries for any reason on or before the date when the bonus is earned, then he or she will not earn or receive any bonus under the Bonus Plan. If an eligible employee is on a leave of absence for a portion of the fiscal year, the bonus to be awarded will be prorated to reflect only the time when he or she was actively employed and not any period when he or she was on leave. Following completion of the bonus calculation and allocation described herein, the administrator will issue a written report containing the final calculation and allocation.

         Payment of Bonus Awards. The individual bonus award allocated to each employee pursuant to the Bonus Plan will be paid to such employee within 30 days after completion of the annual audit of the Company's financial statements by its independent auditors, regardless of whether the individual has remained in Employee status through the date of payment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Transactions with Eugene Terry. In December 2001 the Company entered a Consulting Agreement with Eugene Terry. Pursuant to the Consulting Agreement Mr. Terry was paid $5,000 per month from December 2001 until the end of March 2002. In April 2002 this compensation was increased to $10,000 per month. The Consulting Agreement was terminated in May 2002.

         In April 2002 Mr. Terry purchased 50,000 shares of common stock from the Company at a price per share of $0.50. In connection with this transaction, the Company agreed to appoint Mr. Terry to the Board.

         Transactions with Francis Newman. In November 2002 Francis Newman loaned the Company $50,000, and such loan is evidenced by a convertible promissory note (the "Newman Note"). Interest accrues on the Newman Note at the rate of 8% per annum, and all principal and interest under the Newman Note is due and payable in a single installment on November 5, 2005 (the "Maturity Date"), provided that the principal amount and all accrued interest of the Newman Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Newman Note may be voluntarily converted, in whole or in part, at any time prior to the Maturity Date, at the option of Mr. Newman, into shares of common stock at a conversion price per share equal to $1.25. At the closing of a Qualifying Equity Financing (as defined below) on or before the Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Newman Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Newman Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $1.25 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Newman will receive shares of preferred stock (the number of which will be determined as set forth above) if the Newman Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $1.25. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Newman Note and the Ullman Note (as defined below)) in an amount not less than $2,000,000. The Company also granted Mr. Newman certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Newman Note.

         As further consideration for the Newman Note, the Company granted Mr. Newman a warrant to purchase 40,000 shares of common stock at a price per share equal to $1.25, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $1.25, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $1.25, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Also, in connection with the transactions with Mr. Newman, the Company agreed to appoint Mr. Newman to the Board.

         In December 2002 the Company entered a Consulting Agreement with Mr. Newman. Pursuant to the Consulting Agreement Mr. Newman was paid $10,000 per month. The Consulting Agreement was terminated in March 2003.

         Transactions with Arnold and Myra Gans. Arnold and Myra Gans previously borrowed $150,000 from a bank and loaned the proceeds to the Company. The balance of such loan owed by the Company to them as of January 31, 2003 was approximately $139,859. In addition, Arnold Gans has previously personally guaranteed the Company's bank credit lines of approximately $100,000. There were no amounts owing under such credit lines as of January 31, 2003.

         Transactions with Lawrence Burstein. During the fourth quarter of fiscal 2001, the Company received a loan of $130,000 from Unity. Lawrence Burstein is a director of the Company and is also president, a director and the principal shareholder of Unity. During fiscal 2002 additional loans were received by the Company from Unity and the balance owed by the Company to Unity as of January 31, 2003 was $245,000. On December 18, 2002 the Company and Unity agreed that, in satisfaction and cancellation of the Company's obligations to Unity, on the Conversion Date (as defined below) (a) the entire $245,000 principal amount (the "Principal") owing to Unity will be converted into 122,500 shares of the Company's common stock; (b) Unity will receive a warrant to purchase 5,875 shares of the Company's common stock at an exercise price per share of $2.50; and (c) Unity will receive a warrant to purchase the number of shares of the Company's common stock as is obtained by dividing (i) the amount of accrued and unpaid interest on the Principal from May 1, 2002 (which interest is accruing at the rate of 6% per annum) through the Conversion Date by (ii) $2.50. The "Conversion Date" will be the first to occur of (a) the date on which the Company's shareholders approve the reincorporation in Delaware, or (b) the date on which the Board determines that the Company has a sufficient number of authorized but unissued shares of common stock to facilitate the transactions contemplated in connection with the Unity Loans.

         If the Conversion Date does not occur, then (a) interest at the rate of 8% per annum will be deemed to have accrued on the Principal from and after December 18, 2002, and (b) the Principal, and all unpaid interest accrued thereon from and after December 18, 2002, will be payable in a single installment on November 5, 2005.

         Additionally, the Company granted Unity certain registration rights with respect to the shares of common stock issuable upon conversion of the Unity loans and exercise of the warrants.

         Transactions with Andrew Horowitz. In June 2002 Grand Slam, LLC purchased 50,000 shares of common stock from the Company at a price per share of $0.50. Mr. Horowitz is the managing member of Grand Slam, LLC. In connection with this transaction, the Company agreed to appoint Mr. Horowitz to the Board.

         Transactions with Richard Ullman. In November 2002 The Ullman Family Partnership loaned the Company $400,000, and such loan is evidenced by a convertible promissory note (the "Ullman Note"). Mr. Ullman is a partner in The Ullman Family Partnership. Interest accrues on the Ullman Note at the rate of 8% per annum, and all principal and interest under the Ullman Note is due and payable in a single installment on the Maturity Date, provided that the principal amount and all accrued interest of the Ullman Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Ullman Note may be voluntarily converted, in whole or in part, at any time prior to the Maturity Date, at the option of Mr. Ullman, into shares of common stock at a conversion price per share equal to $1.25. At the closing of a Qualifying Equity Financing (as defined above under "Transactions with Francis Newman") on or before the Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Ullman Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Ullman Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $1.25 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Ullman will receive shares of preferred stock (the number of which will be determined as set forth above) if the Newman Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $1.25. The Company also granted Mr. Ullman certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Ullman Note.

         As further consideration for the Ullman Note, the Company granted The Ullman Family Partnership a warrant to purchase 320,000 shares of common stock at a price per share equal to $1.25, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $1.25, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $1.25, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Also, in connection with the transactions with The Ullman Family Partnership, the Company agreed to appoint Mr. Ullman to the Board.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Form 5s were required for those persons, the Company believes that all reporting requirements under Section 16(a) for the 2003 fiscal year were met in a timely manner by its directors, executive officers and greater than 10% beneficial owners, except that Mr. Terry, Mr. Newman, Mr. Horowitz and Mr. Ullman were each late in filing his Form 3; Mr. Gans was late in filing a Form 4 for the month of April 2002, a Form 4 for the month of May 2002 and a Form 4 for a transaction on January 14, 2003; Mrs. Gans was late in filing a Form 4 for the month of April 2002, a Form 4 for the month of May 2002 and a Form 4 for a transaction on January 14, 2003; and Mr. Horowitz was late in filing a Form 4 for a transaction on November 4, 2002. All such filings have been made as of the Record Date.

                            REPORT OF AUDIT COMMITTEE

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

         The Audit Committee Charter was adopted by the Board and reflects the standards set forth in SEC regulations and the rules of the Exchange.

         The Audit Committee's primary duties and responsibilities are:

         o Serve as an independent objective party to monitor the Company's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Company's independent accountants.

         o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

         The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board.

         The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. The Audit Committee met two times during the 2003 fiscal year.

         In overseeing the preparation of the Company's financial statements, the Audit Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statements on Auditing Standards No. 61 and 90 (Communication with Audit Committees).

         With respect to the Company's outside auditors, the Audit Committee, among other things, discussed with Goldstein & Ganz P.C. matters relating to its independence, including the written disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended January 31, 2003.

         Submitted by the Audit Committee:

                                       Lawrence Burstein
                                       Andrew Horowitz


                              SHAREHOLDER PROPOSALS

         From time to time shareholders present proposals which may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. Under the rules of the SEC, to be included in the proxy statement for the 2004 annual meeting of shareholders, proposals must be received by the Company within a reasonable time before the Company begins to print and mail its proxy materials for such annual meeting.

                          ANNUAL REPORT ON FORM 10-KSB

         A complete copy of the Company's Annual Report on Form 10-KSB for the year ended January 31, 2003 is included in the Company's 2003 Annual Report to Shareholders. A copy of the Company's 2003 Annual Report to Shareholders has been mailed to all shareholders along with this Proxy Statement. Shareholders may obtain additional copies of the Company's Annual Report on Form 10-KSB and the exhibits thereto, without charge, by writing to Myra Gans, Executive Vice President and Secretary of the Company, at the Company's principal executive offices at the 10 West Forest Avenue, Englewood, NY 07631.

                                  OTHER MATTERS

         Management does not know of any matters to be presented at the 2003 Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If a shareholder vote is necessary to transact any other business at the 2003 Annual Meeting, the proxyholders intend to vote their proxies in accordance with their best judgment related to such business.

         It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the 2003 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                       By Order of the Board of Directors,


                                       /s/ EUGENE TERRY
                                       -----------------------------------
                                       Eugene Terry
                                       Chairman

March 25, 2003
Englewood, New Jersey

EXHIBIT A
---------


                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                              GENDER SCIENCES, INC.

A.       Authority

     1. The Board of Directors (the "Board") of Gender Sciences, Inc. (the "Company") has established the Audit Committee (the "Committee") with oversight responsibilities as described in this Charter of the Audit Committee (this "Charter") or as may be directed by the Board.

     2. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     3. The Committee is authorized to retain independent advisors having special competence and expertise as the Committee deems advisable to assist the Committee in fulfilling its responsibilities pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "Act"), and the rules and regulations of the Securities and Exchange Commission ("SEC") and the NASDAQ Bulletin Board Exchange ("BBX").

B.       Purpose

The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports, and legal compliance and business ethics, including, without limitation, assisting the Board in its oversight of:

     1.  the integrity of the Company's financial statements;

     2.  the Company's compliance with legal and regulatory requirements;

     3. the independent auditor's qualifications, independence and performance; and

     4.  the performance of the Company's internal audit function.

The Committee in fulfilling this function will focus on meeting the following goals:

     1. Facilitating and maintaining open communication among the Board, the Committee, senior management, the independent auditor, and the Company's internal audit department;

     2. Serving as an independent and objective party to monitor the Company's financial reporting process and internal control system;

     3.  Reviewing and appraising the efforts of the independent auditor; and

     4. Providing general direction to, and receiving periodic reports from, the Company's internal audit department.

C.       Membership

     1. The members of the Committee shall be appointed by the Board. Consistent with the requirements of the Act and the rules and regulations of the SEC and the BBX, the Committee will consist of at least two independent directors, each of whom have no management responsibilities or business relationships with the Company or its affiliates.

     2. The Committee members will be free from any material financial, family or personal relationship that would interfere with the prudent exercise of a member's independence from the Company and the Company's management. In evaluating a Committee member's independence, the individual members must not: (i) have been, for at least the past three years, an employee of the Company, its affiliates, or its current independent auditor; (ii) currently be a director of a company where an interlocking compensation committee relationship exists with a member of management of the Company; or (iii) have an immediate family member employed by the Company.

     3. No member of the Committee may receive any consulting, advisory or other compensatory fees (other than fees for serving on the Board or a committee of the Board) from the Company.

     4. No member of the Committee may serve as a member of the audit committee of more than two other U.S. public companies.

     5. All members of the Committee must be "financially literate", as solely determined by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must be a "financial expert", as such term is defined in the rules and regulations of the SEC.

     6.  The Chairperson of the Committee shall be designated by the Board.

D.       Term of Office

     1. There is no specific term of office for members of the Committee. The Board shall periodically evaluate the continued service of members of the Committee to determine whether the goals of this Charter are achieved.

E.       Reporting and Communications

     1. The Committee Chairperson shall report the Committee's activities to the Board on a regular and timely basis.

     2. The Committee shall have free and open lines of communication with the independent auditor and the Company's internal audit department, as well as prompt and unrestricted access to management and all relevant information.

     3. Financial management will advise the Committee on a timely basis if it seeks an independent opinion on an accounting issue or in the event of a disagreement with the independent auditor which would require public reporting in the event of an auditor change.

     4. The Company's management will advise the Committee in advance of material disclosures by the Company, including press releases and governmental and regulatory filings.

     5 The Committee will maintain open lines of communication with the Company's chief accounting and financial officers, and the internal audit department.

F.       Meetings

     1. The Committee will meet at least four times a year on a regular basis and additionally as, in the opinion of the Committee, circumstances require. Meetings may be conducted telephonically. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     2. Prior to scheduled Committee meetings, the Chairperson of the Committee shall determine the meeting agenda and overview of the issues to be discussed, with input as requested from the Company's management, internal audit department, or the independent auditor. The Committee members will have the sole discretion in determining the meeting agenda and attendees.

     3. The Committee shall review the financial performance of the Company on a quarterly and annual basis. Meetings to conduct such reviews shall include a review by financial management of the significant results, assumptions, and judgments embodied in the results.

     4. Meetings will normally include private sessions with the independent auditor and, as determined advisable by the Committee, the Company's internal audit department.

     5. Prior to commencement of the annual audit by the independent auditor, the Committee will review the independence of the audit firm (which shall be a registered public accounting firm), and the scope and fees of the audit, and will clarify expectations. (Annex "A")

     6. The Committee shall additionally meet as it determines necessary to review in advance significant financial disclosures by the Company, including press releases and governmental and regulatory filings.

G.       Responsibilities of the Audit Committee

     1. Adopt a formal written charter to be approved by the Board and to be reviewed by the Committee annually.

     2. Maintain minutes or other record of meetings and activities of the Committee.

     3. Report to the Board the Committee's actions and recommendations, if any, as the Committee deems appropriate.

     4.  The Committee shall annually review its own performance.

     5. Monitor the Company's financial organization and system of internal controls.

         a. Review the overall qualifications and performance of the Company's financial management.

         b. Discuss with the Company's management, the adequacy of the Company's internal control system.

         c. Discuss with the Company's financial management their obligation to provide a timely analysis of significant current financial reporting issues and practices.

         d. Review management's response to any findings of the Internal Audit and Control department.

         e. Review and approve the annual internal audit plan and any significant changes to the internal audit plan.

         f. Review the internal audit department's independence and its processes and procedures, including, but not limited to, the processes for the internal audit staff to receive, review and investigate complaints regarding the Company's accounting procedures.

         g. Discuss with the Director of Internal Audit and Control the adequacy and effectiveness of accounting and financial controls and request recommendations for improvement.

         h. Review the summary of findings and completed internal audits and a progress report on executing the internal audit plan.

         i. Discuss with the Director of Internal Audit and Control any difficulties encountered in the course of his or her audits, including any restrictions on the scope of his or her work or access to required information.

         j. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit and Control.

     6.  Oversight of the Company's financial reporting and independent auditor.

         a. Review the Company's annual audited financial statements with management and the independent auditor to determine that the independent auditor is satisfied with the disclosure and content of the financial statements, including the management discussion and analysis section and the nature and extent of any significant changes in accounting principles. The Committee shall recommend to the Board whether the annual audited financial statements should be included in the Form 10-KSB.

         b. Review and discuss appropriate matters with the independent auditor (see Annex"B"), including discussing with the independent auditor the matters required to be discussed by AICPA Statement on Auditing Standards No. 61 ("SAS 61").

         c.   Meet in executive sessions as needed. (Annex "B")

         d. Retain and terminate the independent auditor, considering the auditor's independence and effectiveness (this shall be the sole responsibility of the Committee, subject, if applicable, to shareholder ratification). The Committee shall also approve all audit engagement fees and terms and all significant non-audit engagements of the independent auditor.

         e. Resolve disagreements between management and the independent auditor regarding financial reporting.

     7. Monitor the engagement of the independent auditor and the effectiveness of the firm in carrying out its audit responsibilities.

         a.   Clarify expectations annually. (Annex "A")

         b.   Review and discuss appropriate matters. (Annex "B")

     8. Review the Company's Code of Conduct and Ethics and ensure that management and the internal audit functions of the Company have in place procedures that are reasonably designed to ensure compliance with this code and that the Company Code of Ethics and Code of Conduct is properly communicated to all personnel.

     9. Review the programs and policies established by management designed to assure compliance with applicable laws and regulations and monitor the results of the compliance efforts.

     10. Discuss with the Company's management and the Company's internal audit staff risk assessments and risk management.

     11. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have the authority and authorization to retain independent counsel, accountants, or others to assist it in the conduct of any of its duties, without any further approval from the Board.

     12. Establish and implement procedures to receive, retain and address complaints regarding accounting and auditing matters, including procedures for employees' confidential and anonymous submissions of concerns.

     13. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB regarding:

         a. all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, including any material weaknesses in internal controls identified by the Company's independent auditor;

         b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

         c. any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

     14. Prepare the report of the Committee required under Item 306 of the SEC's Regulation S-B to be included in the Company's annual proxy statement stating whether the Committee:

         a. reviewed and discussed the audited financial statements with management;

         b. discussed with the independent auditor the matters required to be discussed by SAS 61;

         c. received the written disclosures from the independent auditor relating to its independence required by Independence Standards Board Standard No. 1; and

         d. recommended to the Board that the audited financial statements be included in the Company's Form 10-KSB.

                                                                       Annex "A"
                                                                       ---------


                          AUDIT COMMITTEE EXPECTATIONS

                            TO BE CLARIFIED ANNUALLY

     1. The independent auditor understands its principal client is the Board, as the shareholders' representative.

     2. Financial management and the independent auditor will perform a timely analysis of significant financial reporting issues and practices.

     3. Financial management and the independent auditor will discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of significant accounting principles, underlying estimates and financial disclosure practices used or proposed to be adopted by the Company.

     4. The Committee will determine the independent auditor's continued qualifications and independence. To assist in this function, the Committee will obtain from the independent auditor an annual report describing at least the following:

         a.   the independent auditor's internal quality control procedures;

         b. any material issues raised by the most recent internal quality-control review, or peer review of the internal auditors or any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to an audit, and the steps taken to deal with any such issues; and

         c.   all relationships between the independent auditor and the Company.

     5. The independent auditor will, in collaboration with the Company's internal audit department, develop a plan regarding their respective procedures to be performed to promote an effective use of resources. The independent auditor will submit its plan to the Committee for review.

     6. The independent auditor shall provide to and discuss with the Committee periodic reports relating to:

         a.   all critical accounting policies and practices to be used;

         b. alternative treatments within GAAP discussed with management, the effect of using or not using such treatments and the independent auditor's preferred treatment;

         c. any management letter, schedule of unadjusted differences or other material written communications with management;

         d. any significant audit problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management and management's response to all such difficulties;

         e. analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of significant effects of alternative GAAP methods on the financial statements;

         f. the potential effect of significant regulatory and accounting initiatives, whether or not yet adopted, on the Company's financial statements and related disclosures; and

         g.   earnings press releases.

     7. The independent auditor will discuss with the Committee, management and the internal auditors risk assessments and risk management.

                                                                       Annex "B"
                                                                       ---------


                                 AUDIT COMMITTEE

                 DISCUSSION TOPICS WITH THE INDEPENDENT AUDITOR

     1.  Accounting Principles and Disclosures

         a. The auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

         b. The auditor's views about whether management's choices of accounting principles are conservative, moderate, or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

         c. The auditor's reasoning in determining the appropriateness of changes in accounting principles and disclosure practices.

         d. The auditor's reasoning in determining the appropriateness of changes in accounting principles and disclosure practices adopted by management for new transactions or events.

         e. The auditor's reasoning in accepting or questioning significant estimates made by management.

         f. The auditor's views about how the Company's choices of accounting principles and disclosure practices may affect shareholders and public views and attitudes about the Company.

         g. The auditor's report to the Committee of any significant changes in the independent auditor's original audit plan.

         h. The auditor's interim financial review prior to the Company's filing of each quarterly report to shareholders (Form 10-QSB).

         i. The auditor's views about the fullness and accuracy of the Company's financial statements.

     2.  Internal Control System Matters

         a.   Independent auditor's recommendations.

         b.   Management's response and resulting actions.

         c.   Discussion of specific matters as requested or appropriate.

     3.  Audit Scope and Audit Independence

         a.   Adequacy of the independent auditor's scope, approach and reports.

         b. The nature and extent of advisory services provided by the audit firm and consideration of any impact on auditor independence.

         c. Unusual pressures or other matters which could impair auditor independence.

EXHIBIT B
---------


                          AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER, dated as of ___________ __, 2003 (the "Agreement), is made by and between Gender Sciences, Inc., a New Jersey corporation ("Gender"), and Medical Nutrition USA, Inc., a Delaware corporation ("Medical"). Gender and Medical are sometimes referred to herein as the "Constituent Corporations."


                                    RECITALS

                  A. Medical is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 25,000,000 shares, 20,000,000 of which are Common Stock, $0.001 par value per share, and 5,000,000 of which are Preferred Stock, $0.001 par value per share. The Preferred Stock of Medical is undesignated as to series, rights, preferences, privileges or restrictions. As of the date hereof, 100 shares of Common Stock of Medical were issued and outstanding, all of which were held by Gender, and no shares of Preferred Stock were issued and outstanding.

                  B. Gender is a corporation duly organized and existing under the laws of the State of New Jersey and has an authorized capital of 70,000,000 shares of Common Stock, no par value. As of ________ __, 2003, ____________ shares of Common Stock of Gender were issued and outstanding.

                  C. The Board of Directors of Gender has determined that, for the purpose of effecting the reincorporation of Gender in the State of Delaware, it is advisable and in the best interest of Gender and its shareholders that Gender merge with and into Medical upon the terms and conditions herein provided.

                  D. The respective Boards of Directors of Medical and Gender have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

                  NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Medical and Gender hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                    ARTICLE I

                                     MERGER

         1. Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the New Jersey Business Corporation Act, Gender shall be merged with and into Medical (the "Merger"), the separate existence of Gender shall cease and Medical shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. Medical shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of Surviving Corporation shall be Medical Nutrition USA, Inc.

                  a. Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed: (i) this Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the New Jersey Business Corporation Act; (ii) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;
         (iii) an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and (iv) an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the New Jersey Business Corporation Act shall have been filed with the Secretary of State of the State of New Jersey. The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

                  b. Effect of Merger. Upon the Effective Date of the Merger, the separate existence of Gender shall cease and Medical, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Gender's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Gender in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Medical as constituted immediately prior to the Effective Date of the Merger, and
         (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Gender in the same manner as if Medical had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the New Jersey Business Corporation Act.


                                   ARTICLE II

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         1. Certificate of Incorporation. The Certificate of Incorporation of Medical as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2. Bylaws. The Bylaws of Medical as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         3. Directors and Officers. The directors and officers of Gender immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                   ARTICLE III

                          MANNER OF CONVERSION OF STOCK

         1. Gender Common Stock. Upon the Effective Date of the Merger, each share of Gender Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Surviving Corporation.

         2.       Gender Options and Employee Benefits.

                  a. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option and related plans and all other employee benefit plans of Gender. Each outstanding and unexercised option or other right to purchase Gender Common Stock shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Gender Common Stock issuable pursuant to any such option or related right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Gender option or related right at the Effective Date of the Merger.

                  b. A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and related rights equal to the number of shares of Gender Common Stock so reserved immediately prior to the Effective Date of the Merger.

         3. Medical Common Stock. Upon the Effective Date of the Merger, each share of Medical Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Medical, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

         4. Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Gender Common Stock may, at such shareholder's option, surrender the same for cancellation to American Stock Transfer and Trust Company, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Gender Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Gender Common Stock were converted in the Merger. The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Gender so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation. If any certificate for shares of Medical stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Medical or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or established to the satisfaction of Medical that such tax has been paid or is not payable.


                                   ARTICLE IV

                                     GENERAL

         1. Covenants of Medical. Medical covenants and agrees that it will, on or before the Effective Date of the Merger: (a) qualify to do business as a foreign corporation in the State of New Jersey and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the New Jersey Business Corporation Act; (b) file any and all documents with the New Jersey Division of Taxation necessary for the assumption by Medical of all of the franchise tax liabilities of Gender; and (c) take such other actions as may be required by the New Jersey Business Corporation Act.

         2. Further Assurances. From time to time, as and when required by Medical or by its successors or assigns, there shall be executed and delivered on behalf of Gender such deeds and other instruments, and there shall be taken or caused to be taken by Medical and Gender such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Medical the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Gender and otherwise to carry out the purposes of this Agreement, and the officers and directors of Medical are fully authorized in the name and on behalf of Gender or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3. Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Gender or of Medical, or of both, notwithstanding the approval of this Agreement by the shareholders of Gender or the sole stockholder of Medical, or both.

         4. Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and New Jersey, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) allow or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

         5. Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 10 West Forest Avenue, Englewood, New Jersey 07631.

         6. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the New Jersey Business Corporation Act.

         7. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in two counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the day and year first written above.

                                       GENDER SCIENCES, INC.

                                       By:______________________________________

                                       Print Name:______________________________

                                       Title:___________________________________


                                       MEDICAL NUTRITION USA, INC.

                                       By:______________________________________

                                       Print Name:______________________________

                                       Title:___________________________________

EXHIBIT C
---------


                          CERTIFICATE OF INCORPORATION

                                       OF

                           MEDICAL NUTRITION USA, INC.

         FIRST: The name of the corporation is Medical Nutrition USA, Inc. (the "Corporation").

         SECOND: The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, DE 19801. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The Corporation shall have authority to issue Twenty-Five Million (25,000,000) shares of capital stock, consisting of Twenty Million (20,000,000) shares of Common Stock, $0.001 par value per share, and Five Million (5,000,000) shares of Preferred Stock, $0.001 par value per share. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them.

         FIFTH: The name and mailing address of the sole incorporator is:

                             Kenneth D. Polin, Esq.
                                 Foley & Lardner
                           402 W. Broadway, Suite 2300
                           San Diego, California 92101

         SIXTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware (including, without limitation, paragraph (7) of subsection (b) of Section 102 thereof), as the same may be amended and supplemented from time to time.

         The Corporation shall indemnify to the fullest extent permitted by the General Corporation Law of the State of Delaware (including, without limitation,
Section 145 thereof), as the same may be amended and supplemented from time to time, any and all persons whom it shall have power to indemnify under the General Corporation Law of the State of Delaware. The indemnification provided for herein shall not be exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law under any By-law of the Corporation, by agreement, by vote of stockholders or disinterested directors of the Corporation or otherwise. Any repeal or modification of any of the foregoing provisions of this Article SIXTH shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

         SEVENTH: The Board of Directors shall have the power to adopt, amend, or repeal By-Laws of the Corporation, subject to the right of the stockholders of the Corporation to adopt, amend or repeal any By-Law.

         EIGHTH: Elections of directors need not be by written ballot.

         NINTH: The Corporation elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware



Dated: ________ __, 2003

                                       /s/ KENNETH D. POLIN
                                       --------------------
                                       Kenneth D. Polin
                                       Sole Incorporator

EXHIBIT D
---------

                                     BYLAWS
                         OF MEDICAL NUTRITION USA, INC.


                                    ARTICLE I
                                     OFFICES

         1.1 Registered Office. The registered office of Medical Nutrition USA, Inc. (the "Corporation") shall be in the City of Wilmington, County of New Castle, State of Delaware. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II
                                  STOCKHOLDERS

         2.1 Annual Meeting. An annual meeting of the stockholders of Medical Nutrition USA, Inc. (the "Corporation"), for the election of directors and for the transaction of such other business as my properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors of the Corporation (the "Board") shall each year fix.

         2.2 Special Meetings. Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by (1) the Board pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption), (2) the Chief Executive Officer or (3) the holders of shares entitled to cast not less than fifty percent (50%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as they shall fix. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice.

         2.3 Notice of Meetings. Written notice of the place, date, and time of all meetings of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation.)

                           When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of the adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         2.4 Quorum. At any meeting of the stockholders, the holders of a majority of the outstanding shares of each class of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") or Bylaws of this Corporation.

                           If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

                           If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

         2.5 Organization. Such person as the Board may have designated or, in the absence of such a person, the chief executive officer of the Corporation or, in his absence, the President of the Corporation or, in his absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

         2.6 Conduct of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

         2.7 Proxies and Voting. At any meeting of the stockholders, every stockholder entitled to vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

                           Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law.

                           All voting, except where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

                           All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law or these Bylaws, all other matters shall be determined by a majority of the votes cast.

         2.8 Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

                           The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholder entitled to vote at the meeting and the number of shares held by each of them.

         2.9 Stockholder Action by Written Consent. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the Corporation and shall be maintained in the corporate records. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                   ARTICLE III
                               BOARD OF DIRECTORS

         3.1 Number and Term of Office. Except as otherwise provided in the Certificate of Incorporation of the Corporation, until such time as the Board of Directors determines otherwise, the number of directors shall be seven (7). Each director shall hold office until his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal.

         3.2 Vacancies and Newly Created Directorships. Newly created directorships resulting from (a) any increase in the authorized number of directors or (b) any vacancies in the Board resulting from death, resignation, retirement, disqualification, or other cause (other than removal from office by a vote of the stockholders) may, unless otherwise provided in the Corporation's Certificate of Incorporation, together with any applicable voting agreement, if any, be filled by the affirmative vote of the majority of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

         3.3 Removal. Subject to the limitations stated in the Certificate of Incorporation, any director, or the entire Board, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board resulting from such removal may be filled by (a) a majority of the directors then in office, though less than a quorum, or (b) the stockholders at a special meeting of the stockholders properly called for that purpose, by the vote of the holders of a majority of the shares entitled to vote at such special meeting. Directors so chosen shall hold office until the next annual meeting of stockholders.

         3.4 Regular Meetings. Regular meetings of the Board shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board and publicized among all directors. A notice of each regular meeting shall not be required.

         3.5 Special Meetings. Special meetings of the Board may be called by the Chief Executive Officer, the President or the Chairman of the Board and shall be held in such place, on such date, and at such time as they or he shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than two (2) days before the meeting or by delivering the same personally or by telephone, telecopy, telegraph, or overnight delivery less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

         3.6 Quorum. At any meeting of the Board, a majority of the total number of authorized directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice of waiver thereof.

         3.7 Participation in Meetings by Conference Telephone. Members of the Board, or of any committee of the Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

         3.8 Conduct of Business. At any meeting of the Board, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

         3.9 Powers. The Board may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including without limiting the generality of the foregoing, the unqualified power:

         (1)      To declare dividends from time to time in accordance with law;

         (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

         (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

         (4) To remove any officer of the Corporation with or without cause, and from time to time to pass on the powers and duties of any officer upon any other person for the time being;

         (5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

         (6) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine.

         (7) To adopt from time to time such insurance; retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

         (8) To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.

         3.10 Compensation of Directors. Directors, as such, may receive, pursuant to resolution of the Board, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board.

         3.11 Nomination of Director Candidates. Nominations for the election of directors may be made by the Board or a proxy committee appointed by the Board or by any stockholder entitled to vote in the election of directors.


                                   ARTICLE IV
                                   COMMITTEES

         4.1 Committees of the Board of Directors. The Board, by a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board to declare a dividend, to authorize the issuance of stock or to adopt an agreement of merger or consolidation if the resolution which designates the committee or a supplemental resolution of the Board shall so provide. In the absence or disqualification of any member of any committee and any alternate member is his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may be unanimous vote appoint another member of the Board to act at the meeting in the place of the absent or disqualified member.

         4.2 Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the authorized members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all members shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of each committee.


                                    ARTICLE V
                                    OFFICERS

         5.1 Generally. The officers of the Corporation shall consist of a President, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board, a Chairman of the Board, one or more Vice Presidents, and such other officers as may from time to time be appointed by the Board. Officers shall be elected by the Board, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.

         5.2 Chairman of the Board. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board or as provided by these Bylaws.

         5.3 Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the Chief Executive Officer shall be the chief operating executive officer of the Corporation and shall, subject to the control of the Board, have general supervision and management authority with respect to the day-to-day operation of the business and officers of the Corporation (other than the Chairman of the Board), subject to such other reporting lines as may from time to time be prescribed by the Board and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board or these Bylaws.

         5.4 President. Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the President shall be the general manager and chief executive officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction, and control of the business and officers of the Corporation. He shall preside at all meetings of the stockholders. He can enter into and execute in the name of the Corporation contracts or other instruments in or out of the course of business which is authorized by the Board. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a Corporation, and shall have such other powers and duties as may be prescribed by the Board or by these Bylaws.

         5.5 Vice President. In the absence or disability of the President, the Vice President in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board or these Bylaws.

         5.6 Treasurer. The Treasurer shall keep and maintain or cause to be kept and maintained, adequate and correct books and records of account in written form or any other form capable of being converted into written form.

                           The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board. He shall disburse all funds of the Corporation as may be ordered by the Board, shall render to the President and directors, whenever they request it, an account of all of these transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or by these Bylaws.

         5.7 Secretary. The Secretary shall keep, or cause to be kept, a book of minutes in written form of the proceedings of the Board, committees of the Board, and stockholders. Such minutes shall include all waivers of notice, consents to the holding of meetings, or approvals of the minutes of meetings executed pursuant to these Bylaws or the Delaware General Corporation Law. The Secretary shall keep, or cause to be kept at the principal executive office or at the office of the Corporation's transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each.

                           The Secretary shall give or cause to be given, notice of all meetings of the stockholders and of the Board required by these Bylaws or by law to be given, and shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

         5.8 Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

         5.9 Removal. Any officer elected by the Board may be removed by the Board with or without cause. An officer elected by the stockholders may be removed, with or without cause, only by vote of the stockholders but his authority to act as an officer may be suspended by the Board for cause. The removal of an officer shall be without prejudice to his contract rights, if any. Election of an officer shall not of itself create contract rights.

         5.10 Action With Respect to Securities of Other Corporations. Unless otherwise directed by the Board, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

         5.11 Resignation. An officer may resign by written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

         5.12 Vacancy. Any vacancy occurring among the officers, however caused, shall be filled by the Board.


                                   ARTICLE VI
                                      STOCK

         6.1 Certificate of Stock. Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer, certifying the number of shares owned by him or her. Any of or all the signatures on the certificate may be facsimile.

         6.2 Transfer of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 6.4 of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

         6.3 Record Date. The Board may fix a record date, which shall not be more than sixty (60) nor fewer than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for the other action hereinafter described, as of which there shall be determined the stockholders who are entitled: to notice of or to vote at any meeting of the stockholders or any adjournment thereof; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect to any change, conversion or exchange of stock or with respect to any other lawful action.

         6.4 Lost, Stolen or Destroyed Certificates. In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

         6.5 Regulations. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board may establish.


                                   ARTICLE VII
                                     NOTICES

         7.1 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance by effectively given by hand delivery to the recipient thereof, by depositing such

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notice in the mails, postage paid, or by sending such notice by prepaid telegram, mailgram, telecopy or commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if hand delivered, or the time such notice is dispatched, if delivered through the mails or by telegram, courier or mailgram.

         7.2 Waivers. A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need to be specified in such a waiver. Attendance of a person at a meeting shall constitute a waiver of notice for such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Facsimile Signatures. In additional to the provision for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or a committee thereof.

         8.2 Corporate Seal. The Board may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or other officer designated by the Board.

         8.3 Reliance Upon Books, Reports and Records. Each director, each member of a committee designed by the Board, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser.

         8.4 Fiscal Year. The fiscal year of the Corporation shall be as fixed by the Board.

         8.5 Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

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                                   ARTICLE IX
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         9.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this Bylaw or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 9.2, the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the action, suit or proceeding (or part thereof) was authorized by the Board, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law, or (d) the action, suit or proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law then so requires, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

         9.2 Right of Claimant to Bring Suit. If a claim under Section 9.1 is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel, or it stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that a claimant has not met such applicable standard of conduct.

         9.3 Non-Exclusivity of Rights. The rights conferred on any person by Sections 9.1 and 9.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         9.4 Indemnification Contracts. The Board is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board so determines, greater than, those provided for in this Article IX.

         9.5 Insurance. The Corporation may maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Delaware General Corporation Law.

         9.6 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article IX by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modifiction.


                                    ARTICLE X
                                   AMENDMENTS

                  The Board is expressly empowered to adopt, amend or repeal Bylaws of the Corporation, subject to the right of the stockholders to adopt, amend, alter or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation.

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                     SECRETARY'S CERTIFICATE OF ADOPTION OF
                                  THE BYLAWS OF
                           MEDICAL NUTRITION USA, INC.


                  I hereby certify:

                  That I am the duly elected Secretary of Medical Nutrition USA, Inc., a Delaware corporation (the "Corporation").

                  That the foregoing Bylaws comprising thirteen (13) pages, constitute the Bylaws of said corporation as duly adopted by the Board of Directors of the Corporation on _______ __, 2003.

                  IN WITNESS WHEREOF, I have hereunder subscribed my name this ___ day of _____, 2003.



                                       _________________________________________
                                       [Name]
                                       Secretary


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

EXHIBIT E
---------


                              GENDER SCIENCES INC.

                       2003 OMNIBUS EQUITY INCENTIVE PLAN


                                    ARTICLE I
                                  INTRODUCTION

                  The Board adopted the Plan effective as of March 6, 2003. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

                  The Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey (except their choice-of-law provisions).


                                   ARTICLE II
                                 ADMINISTRATION

         2.1 Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

         (1) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

         (2) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

         2.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         2.3 Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of two or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and

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

Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.


                                   ARTICLE III
                           SHARES AVAILABLE FOR GRANTS

         3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed (a) 1,000,000 plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 11.

         3.2 Annual Increase in Shares. As of January 1 of each year, commencing with the year 2004, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by 250,000 Common Shares.

         3.3 Additional Shares. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

         3.4 Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.


                                   ARTICLE IV
                                   ELIGIBILITY

         4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

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

         4.2 Other Grants. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.


                                    ARTICLE V
                                     OPTIONS

         5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

         5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 250,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

         5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

         5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent. In addition, acceleration of exercisability may be required under Section 11.3.

         5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the

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

Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         5.7 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.


                                   ARTICLE VI
                            PAYMENT FOR OPTION SHARES

         6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

         (1) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

         (2) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

         6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

         6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

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

         6.5 Promissory Note.To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.

         6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.


                                   ARTICLE VII
                  AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

         7.1 Initial Grants. Each Outside Director who first becomes a member of the Board after the date of the Company's initial public offering shall receive a one-time grant of an NSO covering 12,000 Common Shares. Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in four (4) equal annual installments upon the Outside Director's completion of each year of Board service over the four (4) year period commencing on the date of grant. An Outside Director who previously was an Employee shall not receive a grant under this Section 7.1.

         7.2 Annual Grants. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2003 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 5,000 Common Shares, except that such NSO shall not be granted in the calendar year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this Section 7.2 shall become exercisable in full on the first anniversary of the date of grant. An Outside Director who previously was an Employee shall be eligible to receive grants under this Section 7.2.

         7.3 Exercise Price. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.

         7.4      Term. All NSOs granted to an Outside Director under this
Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date six months after the termination of such Outside Director's Service for any reason other than death or total and permanent disability or (c) the date twelve months after the termination of such Outside Director's Service because of death or total and permanent disability.

         7.5 Affiliates of Outside Directors. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this
Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the Service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the Service of the Outside Director.

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

         7.6 Effect of Change in Control. The Committee may determine that the NSOs shall become fully exercisable as to all Common Shares subject to NSOs in the event that the Company is subject to a Change in Control.


                                  ARTICLE VIII
                           STOCK APPRECIATION RIGHTS.

         8.1 SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         8.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 250,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

         8.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         8.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         8.5 Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that the Company is subject to a Change in Control. In addition, acceleration of exercisability may be required under Section 11.3.

         8.6 Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under

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

such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

         8.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.


                                   ARTICLE IX
                               RESTRICTED SHARES.

         9.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         9.2 Payment for Awards.Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the consideration shall consist exclusively of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary) or, for the amount in excess of the par value of such newly issued Restricted Shares, full-recourse promissory notes, as the Committee may determine.

         9.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. With respect to Awards intended to qualify as performance-based compensation under
Section 162(m) of the Code, the Committee shall include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee. The Company's independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall the number of Restricted Shares which are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 250,000, subject to adjustment in accordance with Article 11. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

         9.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.


                                    ARTICLE X
                                   STOCK UNITS

         10.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

         10.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

         10.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. With respect to Awards intended to qualify as performance-based compensation under
Section 162(m) of the Code, the Committee shall include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee. The Company's independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall determine such target not later than the 90th day of such period. In no event shall the number of Stock Units which are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 250,000, subject to adjustment in accordance with Article 11. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control. In addition, acceleration of vesting may be required under Section 11.3.

         10.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

         10.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

         10.6 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         10.7 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.


                                   ARTICLE XI
                           PROTECTION AGAINST DILUTION

         11.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

         (1) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

         (2)      The limitations set forth in Sections 5.2, 8.2, 9.3 and 10.3;

         (3) The number of Common Shares covered by each outstanding Option and SAR;

         (4)      The Exercise Price under each outstanding Option and SAR; or

         (5) The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the

Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 11, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         11.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

         11.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.


                                   ARTICLE XII
                               DEFERRAL OF AWARDS

                  The Committee (in its sole discretion) may permit or require a Participant to:

         (1) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

         (2) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

         (3) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

                  A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.


                                  ARTICLE XIII
                            AWARDS UNDER OTHER PLANS

                  The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.


                                   ARTICLE XIV
                    PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

         14.1 Effective Date. No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

         14.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees, if any, from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

         14.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.


                                   ARTICLE XV
                              LIMITATION ON RIGHTS.

         15.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         15.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

         15.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.


                                   ARTICLE XVI
                               WITHHOLDING TAXES.

         16.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

         16.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.


                                  ARTICLE XVII
                               FUTURE OF THE PLAN.

         17.1 Term of the Plan. The Plan, as set forth herein, shall become effective on March 6, 2003. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 that was approved by the Company's stockholders.

         17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

                                  ARTICLE XVIII
                             LIMITATION ON PAYMENTS.

         18.1 Scope of Limitation.This Article 18 shall apply to an Award only if:

         (1) The independent auditors most recently selected by the Board (the "Auditors") determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 18 than it was before the application of this Article 18; or

         (2) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 18 (regardless of the after-tax value of such Award to the Participant).

If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

         18.2 Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

         18.3 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

         18.4 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant that he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

         18.5 Related Corporations. For purposes of this Article 18, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.


                                   ARTICLE XIX
                                  DEFINITIONS.

         19.1 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

         19.2 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

         19.3 "Board" means the Company's Board of Directors, as constituted from time to time.

         19.4     "Change in Control" means:

         (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

         (2) The sale, transfer or other disposition of all or substantially all of the Company's assets;

         (3) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

         (4) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         19.5     "Code" means the Internal Revenue Code of 1986, as amended.

         19.6     "Committee" means a committee of the Board, as described in
Article 2.

         19.7 "Common Share" means one share of the common stock of the Company.

         19.8     "Company" means Gender Sciences Inc., a Delaware corporation.

         19.9 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

         19.10 "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

         19.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         19.12 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

         19.13 "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         19.14 "ISO" means an incentive stock option described in section 422(b) of the Code.

         19.15 "NSO" means a stock option not described in sections 422 or 423 of the Code.

         19.16 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

         19.17 "Optionee" means an individual or estate who holds an Option or SAR.

         19.18 "Outside Director" means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

         19.19 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         19.20 "Participant" means an individual or estate who holds an Award.

         19.21 "Plan" means this Gender Sciences Inc. 2002 Omnibus Equity Incentive Plan, as amended from time to time.

         19.22 "Restricted Share" means a Common Share awarded under the Plan.

         19.23 "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

         19.24    "SAR" means a stock appreciation right granted under the Plan.

         19.25 "SAR Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

         19.26 "Service" means service as an Employee, Outside Director or Consultant.

         19.27 "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         19.28 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

         19.29 "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

         19.30 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.


                                   ARTICLE XX
                                   EXECUTION.

                  To record the adoption of the Plan by the Board on March 6, 2003, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                                       Gender Sciences Inc.



                                       By: /s/ MYRA GANS
                                           -------------------------------------
                                       Title: Secretary
                                              ----------------------------------

                                                                      Appendix A
                                                                      ----------

With respect to Awards that are intended to qualify as performance-based compensation under Code Section 162(m), the Committee may select from only one or more of the following performance targets:

Funds from operations;
Funds from operations per share, basic or diluted;
Increases in funds from operations or in funds from operations per share; Dividends per share;
Increases in dividends per share;
Net income;
Net income for common stockholders;
Net income per share, basic or diluted;
Increases in any measure of net income;
Revenue growth;
Net operating profit;
Return measures (including, but not limited to, return on assets, capital or equity);
Cash flow (including, but not limited to, operating cash flow and free cash flow);
Cash flow return on capital;
Earnings before or after taxes, interest, depreciation, and/or amortization; Gross or operating margins;
Productivity ratios;
Share price (including, but not limited to, growth measures and total shareholder return);
Expense targets;
General and administrative expenses as a percentage of total revenues;
Margins;
Operating efficiency;
Working capital targets;
Debt and debt-related ratios.

                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                        GENDER SCIENCES, INC.

                                                           April 22, 2003





                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.



                                          Please detach and mail in the envelope provided.



------------------------------------------------------------------------------------------------------------------------------------

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             FOR    AGAINST  ABSTAIN
1. To elect directors to serve for a term ending      2. Approval of the change of the Company's state of    [ ]      [ ]      [ ]
   at the 2004 Annual Meeting of Shareholders or         incorporation from New Jersey to Delaware.
   until his or her successor is duly elected and     3. Approval of the change of the Company's name from   [ ]      [ ]      [ ]
   qualified.                                            Gender Sciences, Inc. to Medical Nutrition USA,
                                                         Inc.
                     NOMINEES:                        4. Approval of the recapitalization of the Company,    [ ]      [ ]      [ ]
[ ] FOR ALL NOMINEES           [ ] Gene Terry            pursuant to which the Company will have
                               [ ] Lawrence Burstein     25,000,000 authorized shares, 20,000,000 of
[ ] WITHHOLD AUTHORITY         [ ] Arnold M. Gans        which will be common stock and 5,000,000 of
    FOR ALL NOMINEES           [ ] Myra Gans             which will be preferred stock.
                               [ ] Andrew Horowitz    5. Approval of the Company's 2003 Omnibus Equity       [ ]      [ ]      [ ]
[ ] FOR ALL EXCEPT             [ ] Francis Newman        Incentive Plan.
    (See instructions below)   [ ] Richard Ullman     6. Ratification of the appointment of Goldstein &      [ ]      [ ]      [ ]
                                                         Ganz P.C. as independent auditors of the Company
                                                         for the 2004 fiscal year.

                                                         In their discretion, the proxies are authorized
                                                         to vote upon such other business that properly
                                                         may come before the 2003 Annual Meeting and any
                                                         adjournments thereof.

INSTRUCTION: To withhold authority to vote for any       The Company's Board of Directors recommends a
individual nominee(s), mark "FOR ALL EXCEPT" and         vote FOR the election of the directors listed
and fill in the circle next to each nominee you          above and a vote FOR the listed proposals. If no
wish to withhold, as shown here: [ ]                     instruction to the contrary is indicated, this
----------------------------------------------------     Proxy will be voted for the election of the
                                                         directors listed above and Proposal 2, Proposal 3,
                                                         Proposal 4, Proposal 5 and Proposal 6.

                                                         Please mark, sign, date and return this card in the
                                                         enclosed postage-paid envelope today.



----------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please       [ ]
note that changes to the registered name(s)
on the account may not be submitted via this
method.
----------------------------------------------------

Signature of Shareholder _____________________  Date: ___________  Signature of Shareholder _____________________  Date: ___________

     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
           If signer is a partnership, please sign in partnership name by authorized person.
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                              GENDER SCIENCES, INC.

                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2003
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              GENDER SCIENCES, INC.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2003 Annual Meeting of Shareholders and the Proxy Statement and appoints Eugene Terry and Arnold Gans, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Gender Sciences, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2003 Annual Meeting of Shareholders of the Company (the "2003 Annual Meeting") to be held at the Company's executive offices, 10 West Forest Avenue, Englewood, New Jersey 07631, at 1:00 p.m. on
April 22, 2003, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy will be voted in the manner set forth below:

                (Continued and to be signed on the reverse side)